UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 27, 2005

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

2400 Xenium Lane North
Plymouth, Minnesota		55441
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2005, the shareholders of the Registrant approved the Registrant’s 2005 Stock Incentive Plan at the Registrant’s annual meeting of shareholders. The terms of the Stock Incentive Plan are set forth in the Proxy Statement dated June 15, 2005, for the Registrant’s annual meeting and the description of the Stock Incentive Plan in the section of the proxy statement titled “Proposal to Approve Adoption of the Christopher & Banks Corporation 2005 Stock Incentive Plan” is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Exhibit

10(a)	2005 Stock Incentive Plan incorporated herein by reference to Appendix A of the Registrant’s Proxy Statement dated June 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: August 12, 2005	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer